Exhibit 10.1

Consent of independent registered public accounting firm

We consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-114841) pertaining to the France Telecom Liquidity Plan for US Employees of Orange SA and in the Registration Statement and related Prospectus on Form F-3 (File No. 333-156003) of our report dated February 25, 2010 relating to the consolidated financial statements of France Telecom and subsidiaries (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the application, since January 1, 2009, of new standards and interpretations, namely IFRS 8 "Operating Segments ", IAS 36 "Impairment of assets" amended by IFRS 8 and IAS 1 revised "Presentation of financial statements"), and our report dated February 25, 2010 on the effectiveness of France Telecom’s internal control over financial reporting, appearing in this Annual Report on Form 20-F of France Telecom for the year ended December 31, 2009.

/s/    DELOITTE & ASSOCIÉS

Neuilly-sur-Seine, France

May 5, 2010

2009 form 20-F / FRANCE TELECOM – E-13